POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


   WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation ("Corporation"), proposes to file shortly with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended ("Act"), a registration statement for the registration, under said Act, of 4,600,000 shares of the Corporation's common stock for the Corporation's 1995 Stock Incentive Plan; and

    WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation, and holds the office, or offices, in the Corporation herein below indicated under their name, respectively;

    NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints Madelyn M. DeMatteo their attorney-in-fact for them and in their name, place and stead, and in each of their offices and capacities with the Corporation, to sign and file such registration statement and any and all additional post-effective amendments in connection with the Corporation's 1995
Stock  Incentive   Plan, including prospectuses  and  amendments
thereto, and the exhibits thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.






















IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 8th day of March, 1995.



Principal Executive Officers:                  Directors:



/s/ D. J. Miglio
    D. J. Miglio
Chairman, President and
Chief Executive Officer

                                             /s/ William F. Andrews
                                                 William F. Andrews, Director
/s/ Donald R. Shassian
    Donald R. Shassian
Senior Vice President and
Chief Financial Officer                      /s/ Zoe Baird
                                                 Zoe Baird, Director


                                             /s/ Robert L. Bennett
                                                 Robert L. Bennett, Director


                                             /s/ Barry M. Bloom
                                                 Barry M. Bloom, Director


                                             /s/ F. J. Connor
                                                 F. J. Connor, Director


                                             /s/ William R. Fenoglio
                                                 William R. Fenoglio, Director



                                             /s/ J. R. Greenfield
                                                 J. R. Greenfield, Director


                                             /s/ Burton G. Malkiel
                                                 Burton G. Malkiel, Director


                                             /s/ Frank R. O'Keefe, Jr.
                                               Frank R. O'Keefe, Jr., Director

















                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended
("Act"), a registration statement for the registration, under said
Act, of 4,600,000 shares of the Corporation's common stock for the Corporation's 1995 Stock Incentive Plan; and

    WHEREAS, the undersigned is director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
Madelyn M. DeMatteo his attorney-in-fact for him and in his name, place and stead, and in his capacity as director of the Corporation, to sign and file such registration statement and any and all additional post-effective amendments in connection with the Corporation's 1995 Stock Incentive Plan, including prospectuses and amendments thereto, and the exhibits thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 12th day of April, 1995.


                                      /s/ Richard H. Ayers
                                          Richard H. Ayers, Director






















                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended
("Act"), a registration statement for the registration, under said
Act, of 4,600,000 shares of the Corporation's common stock for the Corporation's 1995 Stock Incentive Plan; and

    WHEREAS, the undersigned is director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
Madelyn M. DeMatteo her attorney-in-fact for her and in her name, place and stead, and in her capacity as director of the Corporation, to sign and file such registration statement and any and all additional post-effective amendments in connection with the Corporation's 1995 Stock Incentive Plan, including prospectuses and amendments thereto, and the exhibits thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 8th day of March, 1995.


                                      /s/ Claire L. Gaudiani
                                          Claire L. Gaudiani, Director



























                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended
("Act"), a registration statement for the registration, under said
Act, of 4,600,000 shares of the Corporation's common stock for the Corporation's 1995 Stock Incentive Plan; and

    WHEREAS, the undersigned is director of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
Madelyn M. DeMatteo his attorney-in-fact for him and in his name, place and stead, and in his capacity as director of the Corporation, to sign and file such registration statement and any and all additional post-effective amendments in connection with the Corporation's 1995 Stock Incentive Plan, including prospectuses and amendments thereto, and the exhibits thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 13th day of December, 1995.


                                      /s/ Ira D. Hall
                                          Ira D. Hall, Director
























                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, Southern New England Telecommunications Corporation, a Connecticut corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended,("Act"), a registration statement for the registration, under said Act, of 4,600,000 shares of the Corporation's common stock for the Corporation's 1995 Stock Incentive Plan; and

    WHEREAS, the undersigned is an officer of the Corporation;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints
Madelyn M. DeMatteo his attorney-in-fact for him and in his name, place and stead, and in his capacity as officer of the Corporation, to sign and file such registration statement and any and all additional post-effective amendments in connection with the Corporation's 1995 Stock Incentive Plan, including prospectuses and amendments thereto, and the exhibits thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 13th day of December, 1995.


                                      /s/ Robert J. Conologue
                                          Robert J. Conologue
                                   Vice President and Controller